SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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P-COM, INC.

(Name of Registrant as Specified in Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 17, 2002

TO THE STOCKHOLDERS OF P-COM, INC.:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of P-Com, Inc., a Delaware corporation (the “Company”), will be held on July 17, 2002 at 9:30 a.m., Eastern Time at P-Com Network Services, 22633 Davis Drive, Sterling, Virginia 20164, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect 3 directors to serve for “three-year” terms ending upon the 2005 Annual Meeting of Stockholders or until a successor is duly elected;

2.
To approve an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares of Common Stock authorized for issuance over the term of the Purchase Plan by an additional 2,000,000;

3.
To approve amendments to the Company’s 1995 Stock Option/Stock Issuance Plane (the “1995 Plan”) to: (i) increase the maximum number of shares authorized for issuance under the 1995 Plan by an additional 14,000,000 shares; and (ii) increase the limitation on the maximum number of shares any one individual may be granted under the 1995 Plan to 12,000,000 shares;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2002; and

5.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Only stockholders of record at the close of business on May 29, 2002 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy card as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

Sincerely,

/s/ George P. Roberts
George P. Roberts
Chief Executive Officer and Chairman of the Board of Directors
Campbell, California
June 6, 2002

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

P-COM, INC.

3175 South Winchester Boulevard
Campbell, California 95008

PROXY STATEMENT
FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 17, 2002

General

The Board of Directors of P-Com, Inc., a Delaware corporation (the “Company”), asks that you appoint its representatives as proxies to vote your Company shares at the Company’s 2002 Annual Meeting of Stockholders to be held on July 17, 2002 (the “Annual Meeting”). The Annual Meeting will be held at 9:30 a.m., Eastern Time at P-Com Network Services, 22633 Davis Drive, Sterling, VA 20164. To appoint the proxies, please sign and return the enclosed form of proxy card (“Proxy”). These proxy solicitation materials were mailed on or about June 6, 2002, to all stockholders entitled to vote at the Annual Meeting.

Voting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On May 29, 2002, which is the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting,              shares of the Company’s common stock, par value $0.0001 (“Common Stock”), were issued and outstanding, and no shares of the Company’s Series A Preferred Stock, par value $0.0001, were issued and outstanding. Each common stockholder is entitled to one vote for each share of Common Stock held by such stockholder on May 29, 2002. Stockholders may not cumulate votes in the election of directors.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Directors are elected by a plurality vote. All other proposals will be decided by an affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on such matter. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy is properly signed and reformed but does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the director nominees proposed by the Board unless the authority to vote for the election of such director nominees is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2, 3 and 4 described in the accompanying Notice and this Proxy Statement. In addition, the proxy solicited by the Board of Directors for the Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Chief Financial Officer of the Company at the Company’s principal executive offices at 3175 South Winchester Boulevard, Campbell, California 95008, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2003 Annual Meeting must be received no later than March 10, 2003 in order that they may be included in the proxy statement and form of proxy relating to that meeting. We anticipate that such meeting will be held in June 2003.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE
ELECTION OF DIRECTORS

General

The Company’s Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors with staggered three-year terms. Each class consists, as nearly as possible, of one-third of the total number of directors. The class whose term of office expires at the 2002 Annual Meeting currently consists of three directors. The directors elected to this class will serve for a term of three years, expiring at the 2005 annual meeting of stockholders or until a successor has been duly elected. The nominees listed below are currently directors of the Company.

Each nominee for election has agreed to serve if elected, and management has no reason to believe that such nominee will be unavailable to serve. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Nominees for Term Ending Upon the 2005 Annual Meeting of Stockholders

George P. Roberts, 69, is a founder of the Company and has served as Chief Executive Officer and a Director from October 1991 to May 2001, and as interim Chief Executive Officer since January 2002. Since September 1993, he has also served as Chairman of the Board of Directors.

Brian T. Josling, 59, has served as Director of the Company since September 1999. Since December 2000, he has served as the President of Fuel Cells, Canada. Mr. Josling was a private Investor from 1993 until 2000.

Brig. Gen. Harold R. Johnson (Ret.), 78, has served as a Director of the Company since June 2001. From 1997 to 1999, he served as Senior Vice President, Business Development of the Fairchild Corporation. General Johnson is also a partner in Aragon Ventures, LLC in Palo Alto, California, a company providing investment capital to high technology enterprises. He currently serves on the Board of Directors for Canyon Networks, Inc., and KLT Telecom, Inc.

Continuing Director for Term Ending Upon the 2003 Annual Meeting of Stockholders

John A. Hawkins, 42, has served as a Director of the Company since September 1991. Since August 1995, Mr. Hawkins has been a General Partner of Generation Capital Partners, L.P., a private equity firm. He also currently serves on the Board of Directors of Hotjobs, Inc.

Continuing Director for Term Ending Upon the 2004 Annual Meeting of Stockholders

Fred R. Fromm, 53, has served as a Director of the Company since June 2001. In July 2000, he became President and Chief Executive Officer of Oplink Communications, Inc. From 1997 to 2000 he served as President and Chief Executive Officer at Siemens Telecom Networks, Inc., a telecommunications equipment company. During this time he also oversaw the spin-off of Optisphere Networks, Inc., a wholly owned subsidiary of Siemens ICN, leading that company as its first Chief Executive Officer.

Board Committees and Meetings

The Board of Directors held 10 meetings and acted by unanimous written consent 7 times during the fiscal year ended December 31, 2001. The Board of Directors has an Audit Committee and a Compensation

Committee. Each Director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during 2001.

The Audit Committee currently consists of three directors, Mr. Josling, Mr. Fromm and Gen. Johnson, and is primarily responsible for approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee held 4 meetings during 2001. The Audit Committee has a written charter.

The Compensation Committee currently consists of two directors, Mr. Hawkins and Mr. Fromm, and is primarily responsible for reviewing and approving our general compensation policies and setting compensation levels for our executive officers. The Compensation Committee also has the authority to administer our Employee Stock Purchase Plan and our 1995 Stock Option/Stock Issuance Plan and to make option grants thereunder. The Compensation Committee did not hold any meetings and acted by unanimous written consent 13 times during 2001.

Director Compensation

Non-employee board members do not receive cash compensation for their services as directors.

Under the Automatic Option Grant Program as now contained in our 1995 Stock Option/Stock Issuance Plan (the “1995 Plan”), each individual who first joins the Board as a non-employee will receive, at the time of such initial election or appointment, an automatic option grant to purchase 40,000 shares of Common Stock, provided such person has not previously been in our employ. In addition, on the date of each annual stockholders meeting, each individual who continues to serve as a non-employee Board member, whether or not such individual is standing for re-election at that particular Annual Meeting, will be granted an option to purchase 4,000 shares of Common Stock, provided such individual has not received an option grant under the Automatic Option Grant Program within the preceding six months. Each grant under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of our Common Stock on the grant date, and will have a maximum term of ten (10) years, subject to earlier termination should the optionee cease to serve as a Board of Directors member.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed above.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO
THE EMPLOYEE STOCK PURCHASE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”), which will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Purchase Plan by an additional 2,000,000 shares to 3,500,000 shares.

The purpose of the share increase is to ensure that the Company will continue to have a sufficient reserve of Common Stock available under the Purchase Plan to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan under Section 423 of the Internal Revenue Code.

The Purchase Plan was adopted by the Board of Directors in January 1995 and approved by the Company’s stockholders in February 1995. On January 30, 2002 the Board of Directors adopted an amendment to the Purchase Plan to increase the share reserve by an additional 2,000,000 shares, subject to stockholder approval at the Annual Meeting.

The following is a summary of the principal features of the Purchase Plan, as amended. This summary does not, however, purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Company’s Chief Financial Officer at the Company’s executive offices in Campbell, California.

All share numbers, which appear in this proposal, reflect the 2-for-1 splits of the Common Stock effected on October 2, 1995 and September 25, 1997 through a dividend of one share of Common Stock for each outstanding share of Common Stock. They do not, however, reflect the 1-for-5 reverse split which the Company’s Board of Directors and Stockholders have recently approved, but which has not yet been effected. If and when it is effected (even if it is between the date of mailing of this proxy statement and the date of the Annual Meeting, all share numbers in this description and in the proposals will be proportionally decreased.

Administration

The Purchase Plan is currently administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

Securities Subject to the Purchase Plan

3,500,000 shares of Common Stock have been reserved for issuance over the ten (10)-year term of the Purchase Plan, including the 2,000,000-share increase for which stockholder approval is sought under this Proposal. The shares may be made available from authorized but unissued shares of the Company’s Common Stock or from shares of Common Stock repurchased by the Company, including shares repurchased on the open market.

In the event that any change is made to the Company’s outstanding Common Stock (whether by reason of any recapitalization, stock dividend, stock split, reverse stock split, exchange or combination of shares or other change in corporate structure effected without the Company’s receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of securities issuable over the term of the Purchase Plan, (ii) the class and maximum number of securities purchasable per participant on any one semi-annual purchase date and (iii) the class and number of securities and the price per share in effect under each outstanding purchase right.

Offering Periods and Purchase Rights

Shares of Common Stock will be offered under the Purchase Plan through a series of successive offering periods, each with a maximum duration of 24 months. The most recent offering period started on the first business day in February 2001 and ended on January 30, 2002. On January 30, 2002, the Board of Directors elected to temporarily suspend the Purchase Plan due to the exhaustion of the authorized shares of Common Stock reserved for issuance under the Purchase Plan. The Purchase Plan will be reinstated by the Board at such time as is deemed appropriate, as long as the share increase which is the subject of this Proposal is approved by the Stockholders. Each individual that was a participant in the Purchase Plan as of the January 31, 2002 purchase date will automatically be enrolled in the new offering period at his or her respective rate of payroll deductions that was in effect on the January 31, 2002 purchase date. The Company will also announce an open enrollment period prior to the commencement of the new offering period in order to allow new participants to enroll in the Purchase Plan and to allow individuals that will be automatically enrolled in the new offering period to make payroll deduction changes. Subsequent offering periods will begin as designated by the Plan Administrator.

At the time the participant joins the offering period, he or she will be granted a purchase right to acquire shares of Common Stock at semi-annual intervals over the remainder of that offering period. The purchase dates will occur on the last business day in January and July each year, and all payroll deductions collected from the participant for the period ending with each such semi-annual purchase date will automatically be applied to the purchase of Common Stock.

Eligibility and Participation

Any individual who is employed on a basis under which he or she is expected to work for more than 20 hours per week for more than five months per calendar year in the employ of the Company or any participating parent or subsidiary corporation (including any corporation which becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan.

An individual who is an eligible employee on the start date of any offering period may join that offering period at that time or on any subsequent semi-annual entry date (the first business day in February or August each year) within that offering period. An individual who first becomes an eligible employee after such start date may join the offering period on any semi-annual entry date within that offering period on which he or she is an eligible employee.

As of May 15, 2002, 1,499,962 shares of Common Stock had been issued under the Purchase Plan, and 2,000,038 shares were available for future issuance, assuming approval of this Proposal. As of May 15, 2002, approximately 299 employees, including seven executive officers, were eligible to participate in the Purchase Plan.

Purchase Price

The purchase price of the Common Stock acquired on each semi-annual purchase date will be equal to 85% of the lower of (i) the fair market value per share of Common Stock on the participant’s entry date into the offering period or (ii) the fair market value on the semi-annual purchase date. However, the clause (i) amount for any participant whose entry date is other than the start date of the offering period will not be less than the fair market value per share of Common Stock on that start date.

The fair market value of the Common Stock on any relevant date under the Purchase Plan will be deemed to be equal to the closing selling price per share on such date on the Nasdaq National Market. On May 15, 2002, the fair market value per share of Common Stock determined on such basis was $0.16 per share.

Payroll Deductions and Stock Purchases

Each participant may authorize periodic payroll deductions in any multiple of 1% (up to a maximum of 15%) of his or her base salary each offering period to be applied to the acquisition of Common Stock on each semi-annual purchase date. The payroll deductions of each participant will automatically be applied on each semi-annual purchase date (the last business day in January and July of each year) to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase date.

Special Limitations

The Purchase Plan imposes certain limitations upon a participant’s right to acquire Common Stock, including the following:

•
Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

•	Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of Common Stock (valued at the time each purchase right is granted) for each calendar.

•	No participant may purchase more than 4,000 shares of Common Stock on any semi-annual purchase date.

Termination of Purchase Rights

The participant may withdraw from the Purchase Plan at any time, and his or her accumulated payroll deductions will, at the participant’s election, either be refunded immediately or applied to the purchase of Common Stock on the next semi-annual purchase date.

The participant’s purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions which the participant may have made for the semi-annual period in which such cessation of employment or loss of eligibility occurs will be refunded and will not be applied to the purchase of Common Stock.

Stockholder Rights

No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is before the date of such purchase.

Assignability

No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

Change in Control

In the event the Company is acquired by merger or asset sale, all outstanding purchase rights will automatically be exercised immediately before the effective date of such acquisition. The purchase price will be equal to 85% of the lower of (i) the fair market value per share of Common Stock on the participant’s entry date into the offering period in which such acquisition occurs or (ii) the fair market value per share of Common Stock immediately before the effective date of such acquisition, but in no event will the clause (i) fair market value be less than the fair market value per share of Common Stock on the start date of the offering period in which such acquisition occurs.

Share Pro-Ration

Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares at the time available for issuance under the Purchase

Plan, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and non- discriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Common Stock allocated to such individual, will be refunded.

Amendment and Termination

The Purchase Plan will terminate upon the earliest of (i) the last business day in January 2005, (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) the date on which all purchase rights are exercised in connection with an acquisition of the Company.

The Board may at any time alter, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan or the maximum number of shares purchasable per participant on any one semi-annual purchase date, except in connection with certain changes in the Company’s capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) materially increase the benefits accruing to participants under the Purchase Plan or modify the requirements for eligibility to participate in the Purchase Plan.

Federal Tax Consequences

The Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after his or her entry date into the offering period in which such shares were acquired or within one year after the semi-annual purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the offering period in which the shares were acquired and more than one year after the semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the participant’s entry date into that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

If the participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired.

Accounting Treatment

The issuance of Common Stock under the Purchase Plan will not result in a direct compensation expense chargeable against the Company’s reported earnings. However, the Company must disclose, in a pro-forma Note to the Company’s financial statements, the impact the purchase rights granted under the Purchase Plan would have had upon the Company’s reported earnings were the value of those purchase rights treated as compensation expense.

Stock Issuances

The table below shows, as to each of the executive officers named below ( the “Named Executive Officers”) and the various indicated individuals and groups, the number of shares of Common Stock purchased under the Purchase Plan between the March 2, 1995 effective date of the Purchase Plan and the most recent January 31, 2002 purchase date, together with the weighted average purchase price paid per share.

Purchase Plan Transactions

Name	Number of Purchased Shares	Weighted Average Purchase Price ($)
George P. Roberts Chief Executive Officer, Chairman of the Board of Directors	26,540	4.65

James J. Sobczak Former President, Former Chief Executive Officer and Former Chief Operating Officer	3,320	4.42

Leighton J. Stephenson Chief Financial Officer and Vice President, Finance and Administration	2,437	0.26

Alan T. Wright Chief Operating Officer	0	0.00

Ben L. Jarvis Executive Vice President and General Manager, P-Com Network Services	0	0.00

Caroline Baldwin Kahl Vice President, General Counsel and Secretary	5,509	3.62

All current executive officers as a group (7 persons)	48,095	4.11

All current non-employee directors as a group (4 persons)	0	0.00

All employees, including current officers who are not executive officers, as a group (292 persons)	1,451,867	4.19

New Plan Benefits

No purchase rights have yet been granted, and no shares of Common Stock have been issued, under the Purchase Plan on the basis of the 2,000,000-share increase for which stockholder approval is sought under this Proposal.

Stockholder Approval

The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the 2,000,000-share increase to the Purchase Plan. Should such stockholder approval not be obtained, then the 2,000,000-share increase will not be implemented, no purchase rights will be granted on the basis of such share increase and the Purchase Plan will remain suspended.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the amendment to the Purchase Plan.

PROPOSAL THREE

APPROVAL OF AMENDMENTS TO THE
1995 STOCK OPTION/STOCK ISSUANCE PLAN

The Company’s stockholders are being asked to approve two amendments to the Company’s 1995 Stock Option/Stock Issuance Plan (the “1995 Plan”) that will effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1995 Plan by an additional 14,000,000 shares from 14,934,459 shares to 28,934,459 shares of Common Stock and (ii) increase the limitation on the maximum number of shares for which one individual may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances over the term of the 1995 Plan from 2,400,000 shares to 12,000,000 shares.

The proposed 14,000,000-share increase is intended to ensure that a sufficient reserve of Common Stock remains available under the 1995 Plan in order to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals essential to the Company’s long-term growth and success. The Company relies significantly on equity incentives in the form of stock option grants in order to attract and retain key employees in the market in which the Company competes for such talented individuals. The Company believes that such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key employees. Option grants will be made under the 1995 Plan to newly hired and continuing employees on the basis of competitive market factors and individual performance levels.

The proposed change to the limitation on the maximum number shares for which any one individual may be granted stock options, separately-exercisable stock appreciation rights and direct issuances under the 1995 Plan will provide the Company with continuing opportunity to structure equity incentive awards for senior management so that the compensation deemed paid to the Company’s executive officers in connection with their performance-based equity incentives will not be subject to the $1 million limitation per covered individual on the tax deductibility under the federal tax laws of compensation paid to certain executive officers of the Company.

The 14,000,000-share increase in the maximum number of shares authorized for issuance under the 1995 Plan was authorized by the Board in January 2002, subject to Stockholder approval at the Annual Meeting. The 9,600,000-share increase to the per-participant limit under the 1995 Plan was authorized by the Board in May 2002, subject to Stockholder approval at the Annual Meeting.

The following is a summary of the principal features of the 1995 Plan, as so amended. This summary does not, however, purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company’s Chief Financial Officer at the Company’s principal executive offices in Campbell, California. The 1995 Plan serves as the successor to the Company’s 1992 Stock Option Plan (the “1992 Plan”) which terminated in connection with the initial public offering of the Company’s common stock. All outstanding options under the 1992 Plan at the time of such termination were transferred to the 1995 Plan.

All share numbers which appear in this proposal reflect the 2-for-1 splits of the Common Stock effected on October 2, 1995 and September 25, 1997 through a dividend of one share of Common Stock for each outstanding share of Common Stock. They do not, however, reflect the 1-for-5 reverse stock split which the Company’s Board of Directors and stockholders have recently approved, but which has not yet been effected. If and when effected (even if it is between the date of mailing of this proxy statement the date of the Annual Meeting), all share numbers in this description and the other Proposals will be proportionately decreased.

Equity Incentive Programs

The 1995 Plan consists of three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program and (iii) an Automatic Option Grant Program. The principal features of each of these programs are described below. The Compensation Committee of the Board administers the provisions of the 1995 Plan (other than the Automatic Option Grant Program) with respect to all officers and directors of the Company subject to the short-swing trading restrictions of the federal securities laws (“Section 16 Insiders”). With respect to all other participants, the 1995 Plan may be administered by either the Compensation Committee or a special stock option committee (the “Secondary Committee”) comprised of one or more Board members appointed by the Board or by the entire Board itself. Each entity, whether the Compensation Committee, the Secondary Committee or the Board, will be referred to in this summary as the Plan Administrator with respect to its particular administrative functions under the 1995 Plan, and each Plan Administrator will have complete discretion (subject to the provisions of the 1995 Plan) to authorize option grants and direct stock issuances under the 1995 Plan within the scope of its administrative jurisdiction. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by any Plan Administrator with respect to the grants made under such program.

Share Reserve

As of May 15, 2002, 28,934,459 shares of Company Common Stock had been reserved for issuance over the term of the 1995 Plan, including the 14,000,000-share increase which is the subject of this Proposal.

Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the 1995 Plan and subsequently repurchased by the Company at the option exercise or direct issue price paid per share pursuant to the Company’s repurchase rights under the 1995 Plan will be added back to the number of shares of Common Stock reserved for issuance under the 1995 Plan and will accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances made under the 1995 Plan. However, shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1995 Plan will not be available for subsequent issuance.

Before the proposed amendment, no participant in the 1995 Plan could receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 2,400,000 shares of Company common stock in aggregate under the 1995 Plan, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. However, if approved, the limitation on the maximum number of shares would be increased from 2,400,000 to 12,000,000 shares. Stockholder approval of this Proposal will also constitute approval of that 12,000,000-share limitation for purposes of Internal Revenue Code Section 162(m).

Changes in Capitalization

If any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, reverse stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1995 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1995 Plan, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option under the 1995 Plan (including the options transferred from the 1992 Plan to the 1995 Plan). All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the 1995 Plan.

Eligibility

Employees, non-employee Board members, and independent consultants and advisors to the Company and its subsidiaries (whether now existing or subsequently established) will be eligible to participate in the

Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

As of May 15, 2002, seven executive officers, four non-employee Board members and 292 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the four non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

Valuation

The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On May 15, 2002, the closing selling price of the Company’s Common Stock was $0.16 per share.

Discretionary Option Grant Program

Grants

The Plan Administrator has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such grants or issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. All expenses incurred in administering the 1995 Plan will be paid by the Company.

Price and Exercisability

The exercise price per share for options granted under the Discretionary Option Grant Program may not be less than one hundred percent of the fair market value per share of Common Stock on the option grant date.

No option will have a term in excess of 10 years, and each option will generally become exercisable in one or more installments over the optionee’s period of service with the Company. Also, one or more options may be granted that are immediately exercisable for all the option shares, but any shares acquired under those options will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee’s cessation of service with the Company prior to vesting in those shares. Finally, one or more options may be granted that are immediately vested for all the option shares and are not subject to any repurchase right. The Plan Administrator may at any time cancel the Company’s outstanding repurchase rights with respect to any such unvested shares and thereby accelerate the vesting of those shares.

The exercise price may be paid in cash or in shares of the Common Stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee’s lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee’s lifetime to one or more members of the optionee’s immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee’s estate plan.

Termination of Service

Upon the optionee’s cessation of employment or service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. However, at any time while the options remain outstanding, the Plan Administrator will have complete discretion to extend the period following the optionee’s cessation of employment or service during which his or her outstanding options may be exercised. The Plan Administrator will also have complete discretion to accelerate the exercisability or vesting of those options in whole or in part at any time.

Stock Appreciation Rights

The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

Limited stock appreciation rights may be provided to one or more Section 16 insiders as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company’s outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share.

Cancellation and Regrant of Options

On and prior to August 30, 2000, the Plan Administrator had the authority to effect the cancellation of any or all options outstanding under the 1995 Plan and to grant, in substitution therefor, new options covering the same or different numbers of shares of Common Stock but with an exercise price per share based upon the fair market value of the Common Stock on the new grant date. However, after August 30, 2000, no option cancellation/regrant programs can be effected by the Plan Administrator without prior stockholder approval, and any subsequent amendment or other change to this stockholder-approval requirement of the 1995 Plan must also be approved by the stockholders.

Stock Issuance Program

Shares may be sold under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued as a bonus for past services.

The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1995 Plan.

Automatic Option Grant Program

Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of such program.

Each individual serving as a non-employee Board member on February 1, 1996 was automatically granted on that date a non-statutory option to purchase 40,000 shares of Common Stock. (All share numbers in this section pertaining to pre-September 1997 periods have been adjusted to reflect the September 1997 one-for-one common stock dividend.) Each individual who first becomes a non-employee Board member after February 1, 1996, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 40,000 shares of Common Stock, provided such individual has not previously been in the Company’s employ.

On the date of each Annual Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not such individual is standing for re-election at that particular Annual Meeting, will automatically be granted a non-statutory option to purchase 4,000 shares of Common Stock, provided such individual has not received an option grant under the Automatic Option Grant Program within the preceding 6 months. There will be no limit on the number of such 4,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the Company’s employ will be eligible to receive one or more of those annual grants.

Each automatic option grant will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date. The option will have a maximum term of 10 years, subject to earlier termination at the end of the 12 month period measured from the date of the optionee’s cessation of Board service. Each option will be immediately exercisable for all of the option shares. However, any shares purchased under any automatic option grant are subject to repurchase by the Company, at the exercise price paid per share, upon the optionee’s cessation of Board service prior to vesting in those shares. The initial 40,000-share automatic option grant will vest in a series of 8 successive equal quarterly installments upon the optionee’s completion of each successive 3-month period of Board service over the 24-month period measured from the grant date. All annual 4,000-share automatic option grants shall be fully vested upon grant.

Each automatic option will remain exercisable for a twelve month period following the optionee’s cessation of service as a Board member. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable post-service exercise period, the option may not be exercised for more than the number of option shares (if any) in which the Board member is vested at the time of his or her cessation of Board service.

The shares subject to each automatic option grant which is subject to vesting requirements, will immediately vest upon (i) the optionee’s death or permanent disability while a Board member, (ii) an acquisition of the Company by merger or asset sale, (iii) the successful completion of a tender offer for more than 50% of the Company’s outstanding voting stock or (iv) a change in the majority of the Board effected through one or more proxy contests for Board membership effected during a 36 month period

Upon the successful completion of a hostile tender offer for more than 50% of the Company’s outstanding voting stock, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over (b) the exercise price payable for such share. Stockholder approval of this proposal two will also constitute pre-approval of each option granted with such a surrender right on or after the date of the Annual Meeting and the subsequent exercise of that right in accordance with the foregoing terms.

The remaining terms and conditions of each automatic option grant will in general conform to the terms summarized above for option grants made under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

General Provisions

Acceleration

If the Company is acquired by merger or asset sale, each outstanding option under the 1995 Plan that is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the 1995 Plan will immediately vest, except to the extent the Company’s repurchase rights with respect to those shares are to be assigned to the successor corporation. If the optionee’s service with the Company or any successor entity is subsequently terminated within 18 months after the acquisition, any options that are assumed in connection with such acquisition will immediately become exercisable for all the option shares, and any unvested shares that do not vest at the time of such acquisition will immediately vest in full. However, the Plan Administrator has the authority to grant options that will immediately vest upon an acquisition of the Company, regardless of whether those options are assumed by the successor corporation. The Plan Administrator also has the discretionary authority to provide for the full and immediate vesting of all outstanding stock options and unvested shares under the Discretionary Option Grant and Stock Issuance Programs in connection with a change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or a change in the majority of the Board by reason of one or more proxy contests for the election of Board members), with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual’s service.

The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1995 Plan. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant’s period of service.

All outstanding options under the predecessor 1992 Plan which were transferred to the 1995 Plan will continue to be governed by the terms of the agreements evidencing those options, and no provision of the 1995 Plan will affect or otherwise modify the rights or obligations of the holders of the transferred options with respect to their acquisition of Company common stock. However, the Plan Administrator has complete discretion to extend one or more provisions of the 1995 Plan to the transferred options, to the extent those options do not otherwise contain such provisions.

Option Grants

The table below shows, as to each of the Named Executive Officers and the various other indicated persons and groups, the following information with respect to stock option grants effected during the period from January 1, 2001 through December 31, 2001: (i) the number of shares of Common Stock subject to options granted under the 1995 Plan during that period; and (ii) the weighted average exercise price payable per share under such options.

OPTION TRANSACTIONS

Name	Options Granted (Number of Shares)	Weighted Average Exercise Price of Granted Options ($)
George P. Roberts Chief Executive Officer and Chairman of the Board of Directors	0	—

James J. Sobczak Former President, Former Chief Executive Officer and Former Chief Operating Officer	156,000	1.77

Leighton J. Stephenson Chief Financial Officer and Vice President, Finance and Administration	50,000	3.28

Alan T. Wright Chief Operating Officer	135,000	1.81

Ben L. Jarvis Executive Vice President and General Manager, P-Com Network Services	70,000	3.28

Caroline Baldwin Kahl Vice President, General Counsel and Secretary	60,000	3.28

Brian T. Josling Director Nominee	4,000	0.79

Brig. Gen. Harold R. Johnson (Ret.) Director Nominee	40,000	0.90

All current executive officers as a group (7 persons)	360,000	2.58

All current non-employee directors as a group (4 persons)	88,000	0.89

All employees, including current officers who are not executive officers, as a group (292 persons)	1,231,800	2.33

As of May 15, 2002, options covering 8,414,026 shares of Common Stock were outstanding under the 1995 Plan, 887,761 shares remained available for future option grant or direct issuance and 9,301,792 shares have been issued pursuant to the exercise of outstanding options under the 1995 Plan.

New Plan Benefits

The table below shows, as to each of the Named Executive Officers and the various other indicated persons and groups, the following information with respect to stock option grants made pursuant to the 14,000,000 share increase that is part of this proposal: (i) the number of shares of Common Stock subject to options granted under the 1995 Plan during that period; and (ii) the weighted average exercise price payable per share under such options.

NEW PLAN BENEFITS

Name	Options Granted (Number of Shares)	Weighted Average Exercise Price of Granted Options ($)
George P. Roberts Chief Executive Officer and Chairman of the Board of Directors	4,158,884	0.20

James J. Sobczak Former President, Former Chief Executive Officer and Former Chief Operating Officer	0	0.00

Leighton J. Stephenson Chief Financial Officer and Vice President, Finance and Administration	275,000	0.22

Alan T. Wright Executive Vice President, Operations	325,000	0.22

Ben L. Jarvis Executive Vice President and General Manager, P-Com Network Services	187,396	0.22

Caroline Baldwin Kahl Vice President and General Counsel	137,077	0.22

All current executive officers as a group (7 persons)	5,390,857	0.21

All current non-employee directors as a group (4 persons)	174,000	0.22

All employees, including current officers who are not executive officers, as a group (292 persons)	3,018,160	0.22

As of May 15, 2002, options to purchase an aggregate of 8,583,017 shares of Common Stock have been granted on the basis of the 14,000,000 share increase that is the subject of this Proposal. If stockholder approval of the increase is obtained, the Company will incur a charge to earnings equal to the increase (if any) between the exercise price of those options and the closing selling price per share of the Company’s stock on the date of the Annual Meeting. As of May 15, 2002 the closing selling price per share of the Company’s common stock was $0.16. If the Company’s stock price is the same on the date of the Annual Meeting, the Company estimates that if stockholder approval of the 14,000,000 share increase is obtained at the Annual Meeting, it will not incur a charge to earnings because the stock price has not increased. If stockholder approval of the proposed 14,000,000 share increase is not obtained prior to February 3, 2003 and March 31, 2003 respectively, options to purchase 6,494,129 shares granted on the basis of the 14,000,000 share increase will expire on February 3, 2003 and options to purchase 2,088,888 shares will expire on March 31, 2003, of which options to purchase 5,390,857 shares are held by our Named Executive Officers.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2001, including the 1995 Plan and the Purchase Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	7,182,185	$5.84	2,254,765

Equity compensation plans not approved by stockholders	0	0	0

Total	7,182,185	$5.84	2,254,765

The Company does not have any equity compensation plans not approved by stockholders and has not made any equity grants outside of its stockholder approved plans. Additionally, the Company has not assumed any equity grants or equity compensation plans pursuant to acquisitions.

Amendment and Termination

The Board may amend or modify the 1995 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation or pursuant to the express provisions of the 1995 Plan summarized above. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on January 10, 2005.

Federal Income Tax Consequences

Options granted under the 1995 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options.    No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying dispositions and (ii) disqualifying dispositions. A qualifying disposition occurs if the sale or other disposition is made more than 2 years after the option grant date and more than 1 year after the exercise date. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the excess or shortfall of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then generally the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then generally the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

Non-Statutory Options.    No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

Direct Stock Issuance

The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the 1995 Plan with respect to such dispositions or exercises will remain deductible by the Company without limitation under Code Section 162(m).

Golden Parachute Rules

Code Section 280G provides that if certain executives receive payments that are made because of a change in control of the Company, then a portion of those payments will be (i) subject to a 20% excise tax imposed on the executives that receive such payments, and (ii) nondeductible by the Company. For this purpose, the acceleration of the vesting of stock options is treated as a payment.

These adverse tax consequences only apply though, (i) if the total amount of the payments to such an executive equal or exceed 300% of his or her average annual compensation and (ii) to the extent that the payments actually exceed his or her average annual compensation.

Accounting Treatment

Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company’s earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against the Company’s earnings over the period that the option shares or issued shares are to vest.

Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to the Company’s earnings, but the Company must disclose, in pro-forma statements to the Company’s financial statements, the impact those option grants would have upon the Company’s reported earnings were the fair value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company’s earnings per share on a fully diluted basis.

In addition, any option grants made to non-employee consultants (but not non-employee board members) will result in a direct charge to Company’s reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly be adjusted to reflect the appreciation (if any) in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares. Should any outstanding options under the 1995 Plan be repriced, then that repricing will also trigger a direct charge to Company’s reported earnings measured by the appreciation in the value of the underlying shares between the grant of the repriced option and the date the repriced option is exercised for those shares or terminates unexercised.

Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company’s earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Stockholder Approval

The affirmative vote of the holders of not less than a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendments to the 1995 Plan. Should such stockholder approval not be obtained, then, none of the amendments to the 1995 plan will be implemented. The 1995 Plan will, however, continue to remain in effect, and option grants and direct stock issuances may continue to be made under the 1995 Plan until all the shares of common stock available for issuance under the 1995 Plan, as in effect prior to the share increase which is the subject of this Proposal, have been issued pursuant to such option grants and direct stock issuances. However, options granted by the Board in 2002 using the additional 14,000,000 shares would be terminated. 8,583,017 stock options have been granted as of May 15, 2002 on the basis of the 14,000,000-share increase that is part of this proposal. See “New Plan Benefits” for more information regarding these options grants.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the stockholders vote FOR the amendments to the 1995 Plan.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP, independent auditors for the Company during the 2001 Fiscal Year ended December 31, 2001, to serve in the same capacity for the fiscal year ending December 31, 2002, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

If the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Other than the provision of services by PricewaterhouseCoopers LLP to the Company in connection with audit, tax and business consulting engagements, neither PricewaterhouseCoopers LLP nor any of its members has any relationship with the Company or any of its affiliates, except in the firm’s capacity as the Company’s auditor.

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company’s Forms 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 were $408,700.

All Other Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered in 2001 other than as stated under the caption “Audit Fees” above were $415,085. These fees were for services rendered in connection with tax related services and review of public filing documents. The Audit Committee of the Board of Directors considers the provision of these services to be compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Audit Committee Report

The following is a report by the Audit Committee:

“The Audit Committee obtained from the independent auditors, PricewaterhouseCoopers LLP, written disclosures and a letter describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in the Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2001 with management and the independent auditors.

Based on the above, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Brian T. Josling
Member, Audit Committee

Brig. Gen. Harold R. Johnson (Ret.)
Member, Audit Committee

Frederick R. Fromm
Member, Audit Committee

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2002.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following table provides certain information summarizing the compensation earned for services rendered in all capacities to the company and its subsidiaries for each of the last three fiscal years by (i) each person who served as Chief Executive Officer in 2001, and (ii) each of our four other most highly compensated executive officers, who were executive officers on December 31, 2001 and whose salary and bonus for the fiscal year ended December 31, 2001 (the “2001 Fiscal Year”) was in excess of $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Securities Underlying Options (#)
George P. Roberts Chief Executive Officer and Chairman of the Board of Directors	2001 2000 1999	355,175 376,000 376,000	— — —	— 375,000 —

James J. Sobczak Former President and Chief Executive Officer	2001 2000 1999	309,069 300,000 101,538	— — 11,538	156,000 100,000 300,000

Alan T. Wright Chief Operating Officer	2001 2000 1999	253,232 164,307 30,000	96,000 25,000 —	135,000 190,000

Ben L. Jarvis Executive Vice President and General Manager, P-Com Network Services	2001 2000 1999	242,019 151,538 —	— — —	70,000 100,000 —

Caroline Baldwin Kahl Vice President, General Counsel and Secretary	2001 2000 1999	171,259 145,961 115,615	— — 46,000	60,000 25,000 —

Leighton J. Stephenson Vice President Finance and Administration and Chief Financial Officer	2001 2000 1999	197,484 66,153 —	— — —	50,000 225,000 —

(1)	Includes amounts deferred under the Company’s 401(k) Plan.

Option Grants

The following table contains information concerning the stock option grants made to each of the named Executive Officers for the 2001 Fiscal Year. No stock appreciation rights were granted to these individuals during such fiscal year.

Option Grants in Last Fiscal Year

				Individual Grant		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	5%($)	10%($)
George P. Roberts	—		$—	$—	—	$—	$—

James J. Sobczak	56,000 100,000	(2) (2)	3.53 6.30	3.28 .93	02/09/11 06/06/11	115,558 58,487	292,846 148,218

Alan T. Wright	60,000 75,000	(2) (2)	3.78 4.72	3.28 .63	02/09/11 06/27/11	123,812 29,715	313,763 75,304

Ben L. Jarvis	70,000	(2)	4.41	3.28	02/09/11	144,447	366,057

Caroline Baldwin Kahl	60,000	(2)	3.78	3.28	02/09/11	123,812	313,763

Leighton J. Stephenson	50,000	(2)	3.15	3.28	02/09/11	103,176	261,469

(1)
There can be no assurance provided to any executive officer or any other holder of our securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(2)
Each option is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, should the individual cease service with the Company prior to vesting in those shares. Twenty-five percent (25%) of the option shares will vest upon the optionee’s continuation in service through one year following the grant date and the balance of the shares will vest in thirty-six (36) successive equal monthly installments upon the optionee’s completion of each of the next thirty-six (36) months of service thereafter. The shares subject to the option will immediately vest in full should (i) the Company be acquired by merger or asset sale in which the option is not assumed or replaced by the acquiring entity or (ii) the optionee’s employment be involuntarily terminated within eighteen (18) months after certain changes in control or ownership of the Company.

Aggregated Option Exercises and Fiscal Year-End Values

The table below sets forth certain information with respect to the Named Executive Officers concerning the exercise of options during 2001 and unexercised options held by such individuals as of the end of such fiscal year. No SARs were exercised during 2001 nor were any SARs outstanding at the end of such fiscal year.

Aggregated Option Exercises in Last Fiscal Year
Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised in-the-Money Options at FY-End (1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable (2)	Unexercisable	Exercisable	Unexercisable
George P. Roberts	—	$—	1,422,707	365,625	$—	$—
James J. Sobczak	—	—	258,580	341,420	—	—
Alan T. Wright	—	—	79,375	245,625	—	—
Ben L. Jarvis	—	—	59,060	128,336	—	—
Caroline Baldwin Kahl	—	—	61,243	75,834	—	—
Leighton J. Stephenson	—	—	70,312	204,688	—	—

(1)
Based on the fair market value of the option shares at the 2001 Fiscal Year-end ($0.33 per share based on the closing selling price on the NASDAQ National Market as of December 31, 2001) less the exercise price.

(2)
The options are immediately exercisable for all the options shares. However, any shares purchased under the options are subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee’s cessation of service prior to vesting in such shares. As of December 31, 2001, the following number of shares were unvested: Mr. Roberts—365,625 shares; Mr. Sobczak—341,420 shares; Mr. Wright—245,625 shares; Mr. Jarvis—128,336 shares; Ms. Kahl—75,834 shares; and Mr. Stephenson— 204,688 shares. The table shows these as “unexercisable.”

Employment Contracts, Termination of Employment Arrangements and Change of Control Agreements

The Compensation Committee of the Board of Directors, as Plan Administrator of the 1995 Stock Option/Stock Issuance Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer and any other executive officer or any unvested share issuances actually held by such individual, in connection with certain changes in control of the Company or the subsequent termination of the officer’s employment following the change in control event.

The Company has entered into severance agreements (the “Agreements”) with George Roberts, Chairman of the Board of Directors and Acting Chief Executive Officer, and Leighton J. Stephenson, Chief Financial Officer and Vice President, Finance and Administration, and Ben L. Jarvis, Executive Vice President of P-Com Network Services (individually, the “Officer” and collectively the “Officers”), dated May 31, 2001 and December 7, 2000, respectively. Each of these Agreements provides for the following benefits should the Officer’s employment terminate, either voluntarily or involuntarily, for any reason within twenty-four (24) months following a Change in Control: (a) a severance payment in an amount equal to two (2) times his annual rate of base salary; (b) a bonus for Mr. Stephenson and Mr. Jarvis in an amount equal to the greater of either (i) two (2) times the full amount of the Officer’s target bonus for the fiscal year in which the termination occurs or (ii) two (2) times the full amount of his target bonus for the fiscal year in which a Change in Control occurs, and a bonus for Mr. Roberts in an amount equal to the target bonus specified for the fiscal year in which involuntary termination occurs; (c) the shares subject to each outstanding option held by the Officer (to the extent not then otherwise fully vested) will automatically vest so that each such option will become immediately exercisable for all the option shares as fully-vested shares (notwithstanding anything in this Proxy Statement to the contrary); and (d) the Company will, at its own expense, provide Mr. Stephenson and Mr. Jarvis and their dependants with continued health care coverage from the earlier of 24 months from termination or the first date that they are covered under another employer’s benefit program, and for Mr. Roberts and his dependents continued health care coverage for their lives. A Change in Control will be deemed to occur under the Agreements upon: (a) a merger or consolidation in which securities possessing fifty percent (50%) or more of the total combined voting power of our outstanding securities are transferred to a person or persons different from the persons holding those securities immediately before such transaction, (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; (c) a hostile take-over of the

Company, whether effected through a tender offer for more than twenty-five percent (25%) of our outstanding voting securities or a change in the majority of the Board by one or more contested elections for Board membership; or (d) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than thirty percent (30%) of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our stockholders. In addition, each Officer will be entitled to a full tax gross-up to the extent one or more of the severance benefits provided under his Agreement are deemed to constitute excess parachute payments under the federal income tax laws.

The Company entered into Severance Agreements with Leighton J. Stephenson, Chief Financial Officer and Vice President of Finance and Administration, Alan T. Wright, Chief Operating Officer, Ben L. Jarvis, Executive Vice President P-Com Network Services, and Caroline Baldwin Kahl, Vice President and General Counsel, dated April 8, 2002. Each of these Severance Agreements provides for the following benefits in the event of involuntary termination, unless the termination is for cause and then no severance benefits would be provided under the Severance Agreements: (a) salary continuation payments in an aggregate amount equal to the greater of (i) your annual rate of base salary in effect immediately prior to the time of such involuntary termination or (ii) your annual rate of base salary in effect as of January 1, 2002. Such salary continuation payments shall be paid in a series of successive equal biweekly installments over the twelve (12)-month period measured from the date of your Involuntary Termination and shall be subject to the Company’s collection of all applicable Federal, State and local income and employment withholding taxes; (b) unvested options to purchase common stock of the Company shall continue to vest and such options plus options already vested but unexercised as of the date of involuntary termination, shall continue to be exercisable in accordance with the Company’s 1995 Stock Option/Stock Issuance Plan from the date of involuntary termination to the first anniversary date thereof; (c) a lump sum payment of all unpaid vacation days that have accrued through the date of involuntary termination to be paid within fifteen (15) days after the date of such involuntary termination. Involuntary termination means the termination of employment with the Company (or successor): (a) involuntarily upon your discharge or dismissal, (b) voluntarily upon your resignation following (i) a change in the level of management to which you report, (ii) a reduction in your level of compensation (including base salary, fringe benefits and target bonus under any incentive performance plan) other than a reduction made in connection with a company-wide expense reduction or (iii) a change in your place of employment which is more than fifty (50) miles from your place of employment, provided and only if such change or reduction is effected without your written concurrence, or (c) by reason of your death or disability.

The Company entered into an Employment and Continuity of Benefits Agreement with George P. Roberts, dated May 31, 2001, outlining his continued employment with the Company as Chairman of the Board following his resignation as Chief Executive Officer on May 30, 2001.

The agreement provides for (a) an employment period commencing May 31, 2001 through May 30, 2002. Should this agreement remain in effect through May 30, 2002 then Mr. Roberts’ employment under this agreement shall automatically renew for another one-year term commencing May 31, 2002 and continuing through May 30, 2003, unless written notice of non-renewal is received from Mr. Roberts on or before May 1, 2002; (b) termination of employment may be effected by (1) resignation by Mr. Roberts with at least 60 days prior written notice, (2) termination for cause by majority vote of the Board, or (3) failure of our stockholders to re-elect Mr. Roberts to the Board; (c) cash compensation will be paid to Mr. Roberts in a base salary in accordance with the Company’s payroll practices for salaried employees; (d) a target bonus equal to a percentage of Mr. Roberts base salary may be earned in accordance with our management incentive program, and shall be determined by the Board; (e) throughout the employment period, Mr. Roberts shall be eligible to participate in all benefit plans that are made available to our executives and for which Mr. Roberts qualifies.

This agreement has continued in place even after Mr. Roberts again became our Chief Executive Officer in January 2002.

The Company does not have any existing agreements with any Named Executive Officer that establish a specific term of employment for them, and their employment may accordingly be terminated at any time at the discretion of the Board of Directors, subject to the agreements described above.

In connection with certain relocation expenses, the Company issued a promissory note in the amount of $250,000 to Mr. James Sobczak on June 1, 2000. The promissory note is interest free and payable one year after Mr. Sobczak leaves the Company. In addition, P-Com agreed to pay for certain fees and services in connection with the sale of Mr. Sobczack’s home in Pennsylvania so that could complete his relocation to California. These fees and services to amounted to approximately $55,000.

In addition to the indemnification provisions contained in our Restated Certificate of Incorporation and Bylaws, the Company has entered into separate indemnification agreements with each of its directors and officers. These agreements require the Company, among other things, to indemnify such director or officer against expenses (including attorneys’ fees), judgments, fines and settlements (collectively, “Liabilities”) paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as a director or officer of the Company) other than Liabilities arising from the willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of our Board of Directors currently consists of Mr. Fromm and Mr. Hawkins. Neither of these individuals was an officer or employee of the Company at any time during the 2001 Fiscal Year or at any other time, and neither had a business relationship with the Company.

No executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

“The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs for our executive officers. The Committee also has the exclusive responsibility for the administration of our 1995 Stock Option/Stock Issuance Plan, under which grants may be made to executive officers and other key employees of the Company.

Compensation Philosophy

Since the initial public offering of our Common Stock in March 1995, it has been the Committee’s policy and objective to provide our executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company, the enhancement of corporate and stockholder values, the market levels of compensation in effect at companies with which the Company competes for executive talent and the personal performance of such individuals. The primary factors that the Committee considered in establishing the compensation levels of the executive officers for the 2001 fiscal year are summarized below. The Committee may, however, in its discretion, apply different factors in setting executive compensation for future fiscal years.

It is the Committee’s current objective to have a significant portion of each officer’s compensation contingent upon our performance as well as upon the officer’s own level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three elements: (i) base salary that reflects individual performance and is designed primarily to be competitive with salary levels in effect at a select group of companies with which the Company competes for executive talent, (ii) annual performance awards payable in cash and based upon our financial performance and the market performance of our common stock and (iii) long-term equity incentive awards with overlapping vesting schedules that strengthen the mutuality of interests between the executive officers and our stockholders while fostering retention of existing personnel.

The Committee recognizes that the highly-specialized industry sector in which the Company operates is both extremely competitive and globally-challenging, with the result that there is substantial demand for high-caliber, seasoned executives with a high level of industry-specific knowledge and industry contacts, especially overseas contacts. It is crucial that the Company reward and be assured of retaining the executive personnel essential to the attainment of our performance goals. For these reasons, the Committee believes our executive compensation arrangements must remain competitive with those offered by other companies of similar magnitude, complexity and performance records (the “peer group”) in order to provide adequate incentive to our executive officers to continue to provide services to the Company.

Cash Compensation

A key objective of our current executive compensation program is to position its key executives to earn annual cash compensation (base salary plus bonus) equaling or exceeding that which the executive would earn at other peer group companies. During 2001, the Committee reviewed and relied on technology industry compensation surveys in its assessment of appropriate compensation levels.

The fiscal year 2001 base salaries for the named executive officers are based upon a number of factors, including, without limitation, each executive’s performance and contribution to overall the Company performance and the levels of base salary in effect for comparable positions with the peer group companies. Base salary decisions are made as part of a formal review process. Generally, the base salaries of our executive officers for the 2001 fiscal year ranged from the 10th percentile to the 75th percentile of the salaries surveyed for comparable positions at the peer group companies. In defining “peer group companies,” the Company considered companies with revenues between $100 million and $200 million.

The annual incentive compensation provided to our executive officers is in the form of cash bonuses based on the Committee’s assessment of our financial performance for the year and the individual officer’s contribution to that performance. For the 2000 fiscal year, the Committee recommended a bonus payment of $96,000 to Alan Wright, Chief Operating Officer which was paid in 2001. No cash bonus was awarded to any other executive officers. Along with all employees, each executive officer’s salary was reduced by 8% in April 2001.

Stock Options

Equity incentives are provided primarily through stock option grants under the 1995 Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of our Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The shares subject to each option generally vest in installments over a two-to-four-year period, contingent upon the executive officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer’s current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual’s potential for increased responsibility and promotion over the option term, and the individual’s personal performance in recent periods. The Committee will also take into account the executive officer’s existing holdings of our Common Stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the Committee does not intend to adhere to any specific guidelines as to the relative option holdings of our executive officers.

Chief Executive Officer Performance and Compensation

In setting the base salary for Mr. Roberts for the 2001 fiscal year, the Committee sought to achieve two objectives: (i) make his base salary competitive with the base salaries paid to the chief executive officers of the same peer group of companies which the Committee surveyed for comparative compensation purposes for all other executive officers of the Company and (ii) make a significant percentage of his total compensation package contingent upon The Company performance. For the 2001 fiscal year, the base salary of Mr. Roberts was set at the 75th percentile of the base salary levels in effect for those other chief executive officers. As indicated above, the Committee decided not to award any cash bonus to Mr. Roberts for the 2001 fiscal year.

It is the Committee’s view that the total compensation package provided to Mr. Roberts for the 2001 fiscal year is competitive with the typical compensation packages awarded to chief executive officers in our peer group, in light of our performance.

Mr. James J. Sobczak was elected Chief Executive Officer effective June 1, 2001. Until then he had been Chief Operating Officer, and his annual salary of $303,600 remained the same as it had been as Chief Operating Officer. No cash bonus was designated for Mr. Sobczak at the date he was elected to the position.

Mr. Sobczak was granted 56,000 stock options (14,000 ISO; 42,000 NQ) with exercise price of $3.28 and 100,000 stock options (25,000 ISO; 75,000 NQ) with exercise price of $0.93 during the fiscal year.

In the committee’s view the total compensation package provided Mr. Sobczak for the 2001 fiscal year is competitive with the peer group in the markets served, in light of the Company’s performance.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation’s executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation to be paid to our executive officers for the 2001 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to our executive officers for fiscal 2002 will exceed that limit. Options granted under our 1995 Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise of those options will qualify as performance-based compensation that will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to our executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

It is the opinion of the Compensation Committee that the executive compensation policies and programs in effect for our executive officers provide an appropriate level of total remuneration which properly aligns our performance and the interests of our stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.”

M. Frederick Fromm
Member, Compensation Committee

John A. Hawkins
Member, Compensation Committee

OWNERSHIP OF SECURITIES

The following table sets forth certain information known to the Company with respect to the beneficial ownership of our Common Stock as of May 15, 2002, by (i) all persons who are beneficial owners of five percent (5%) or more of our Common Stock, (ii) each director, (iii) the named Executive Officers, and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable, and has the same address as the Company.

Beneficial Owner	Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (1)
State of Wisconsin Investment Board (2) P.O. Box 7842 Madison, WI 53707	15,700,000	17.1
Woodmont Investments Limited (3) Craigmuir Chambers P.O. Box 91 Road Town, Tortola British Virgin Islands	11,000,000	12.0
Newberg Family Trust (4) 11601 Wilshire Blvd. Los Angeles, CA 90025	9,300,000	10.1
Firsthand Capital Management, Inc. (5) 101 Park Center Plaza, Ste. 1300 San Jose, CA 95113	7,051,500	7.7%
Gruber & McBaine Capital Management, LLC (6) 50 Osgood Place, Penthouse San Francisco, CA 94133	6,028,122	6.6%
John A. Hawkins (7)	42,000	*
Brian T. Josling (8)	52,000	*
Frederick R. Fromm (9)	20,000	*
Gen. Harold R. Johnson (Ret.) (10)	20,000	*
George P. Roberts (11)	1,823,709	2.0%
James J. Sobczak (12)	362,069	*
Alan T. Wright (13)	166,172	*
Ben L. Jarvis (14)	97,810	*
Leighton J. Stephenson (15)	129,311	*
Caroline Baldwin Kahl (16)	94,972	*
All current directors and executive officers as a group (10 persons) (17)	2,655,920	3.0%

*	Less than one percent of the outstanding Common Stock
(1)
Percentage of ownership is based on 91,685,769 shares of Common Stock outstanding on May 15, 2002. Shares of Common Stock subject to stock options that are currently exercisable or will become exercisable within 60 days after May 15, 2002 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(2)
Pursuant to Schedule13G/A, filed with the Securities and Exchange Commission on February 13, 2002, the State of Wisconsin Investment Board reported that as of December 31, 2001 it had sole voting power over all 15,700,000 shares and sole dispositive power over all shares.

(3)
Pursuant to Schedule 13G, filed with the Securities and Exchange Commission on May 16, 2002, Woodmont Investments reported that as of May 6, 2002 it had sole voting power over all 11,000,000 shares and sole dispositive power over all shares.

(4)
Pursuant to Schedule 13G, filed with the Securities and Exchange Commission on May 15, 2002, Newberg Family Trust reported that as of May 5, 2002 it had the right to acquire 9,300,000 shares of P-Com Common Stock upon conversion of 4, 650,000 of the Company’s Subordinated Notes, and it would have sole voting power over all 9,300,000 shares and sole dispositive power over all shares.

(5)
Pursuant to Schedule 13G, filed with the Securities and Exchange Commission on April 9, 2002, Firsthand Capital Management reported that as of March 28, 2002 it had sole voting power over all 7,051,500 shares and sole dispositive power over all shares.

(6)
Pursuant to Schedule 13G dated August 8, 2001, filed with the Securities and Exchange Commission, Gruber & McBaine Capital Management, LLC, Jon D. Gruber, J. Patterson McBaine, Thomas O. Lloyd-Butler and Eric Swergold constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act. Pursuant to a Schedule 13G filed with the SEC on or about August 1, 2001, as of July 31, 2001, (i) Gruber & McBaine Capital Management, LLC reported that it had shared voting and dispositive power over 5,907,572 shares, (ii) Jon D. Gruber reported that he had shared voting and dispositive power over 5,907,572 shares, and sole voting and dispositive power over 85,200 shares, (iii) J. Patterson McBaine reported that he had shared voting and dispositive power over 5,907,572 shares, and sole voting and dispositive power over 33,350 shares, (iv) Thomas O. Lloyd-Butler reported that he had shared voting and dispositive power over 5,907,572 shares, and sole voting and dispositive power over 2,000 shares, and (v) Eric B. Swergold reported that he had shared voting and dispositive power over 5,907,572 shares. 157,902 of the 6,028,122 shares are subject to a currently exercisable warrant.

(7)
Includes 42,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after May 15, 2002. Does not include 42,000 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve Proposal Three.

(8)
Includes 52,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after May 15, 2002. Does not include 52,000 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve Proposal Three.

(9)
Includes 20,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after May 15, 2002. Does not include 40,000 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve Proposal Three.

(10)
Includes 20,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after May 15, 2002. Does not include 40,000 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve Proposal Three.

(11)
Includes 1,525,831 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after May 15, 2002. Does not include 4,158,884 options granted in February and April of 2002, which will not be exercisable unless and until the Stockholders approve Proposal Three.

(12)	Includes 358,748 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after May 15, 2002.
(13)
Includes 160,936 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after May 15, 2002. Does not include 325,000 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve Proposal Three.

(14)
Includes 97,810 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after May 15, 2002. Does not include 187,396 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve Proposal Three.

(15)
Includes 121,874 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after May 15, 2002. Does not include 275,000 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve Proposal Three.

(16)
Includes 89,263 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after May 15, 2002. Does not include 137,077 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve Proposal Three.

(17)
Includes 2,353,566 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after May 15, 2002. Does not include 5,564,857 options granted in February and April of 2002, which will not be exercisable unless and until the Stockholders approve Proposal Three.

STOCK PERFORMANCE GRAPH

The graph depicted below shows a comparison of cumulative total stockholder returns for the Company, the Standard & Poor’s 500 Index and the Standard & Poor’s Communications Equipment Manufacturers Index.

(1)	The graph assumes that $100 was invested on Jan. 1, 1997, in our Common Stock and in each index, and that all dividends were reinvested. No cash dividends have been declared on our Common Stock.
(2)	Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

CERTAIN TRANSACTIONS

In connection with certain relocation expenses, the Company issued a promissory note in the amount of $250,000 to Mr. James Sobczak on June 1, 2000. The promissory note is interest free and payable one year after Mr. Sobczak leaves the Company. In addition, P-Com agreed to pay for certain fees and services in connection with the sale of Mr. Sobczack’s home in Pennsylvania so that could complete his relocation to California. These fees and services amounted to approximately $55,000.

In addition to the indemnification provisions contained in the Company’s Restated Certificate of Incorporation and Bylaws, the Company has entered into separate indemnification agreements with each of its directors and the majority of its executive officers. These agreements require the Company, among other things, to indemnify such director or officer against expenses (including attorneys’ fees), judgments, fines and settlements (collectively, “Liabilities”) paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as a director or officer of the Company) other than Liabilities arising from the willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company.

All future transactions between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the independent and disinterested members of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company’s outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, that require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2001 Fiscal Year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2001 Fiscal Year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and greater than 10% beneficial owners, except Mr. Fromm and Gen. Johnson did not file timely Form 3’s; they were due by no later than June 21, 2001, but they were not filed until June 22, 2001 and June 23, 2001, respectively.

NO INCORPORATION BY REFERENCE

A copy of the Annual Report of the Company for the 2001 Fiscal Year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The 2001 Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

FORM 10-K

The Company filed an Annual Report on Form 10-K (for the year ended December 31, 2001) with the Securities and Exchange Commission on April 2, 2002. A full copy of this report is included as part of the 2001 Annual Report, which has been mailed concurrently with this Proxy Statement. In addition, you may also obtain a copy of this report, without charge, by writing to Mr. Leighton Stephenson, Chief Financial Officer and Vice President, Finance and Administration of the Company, at the Company’s principal executive offices that are located at 3175 South Winchester Boulevard, Campbell, California 95008.

THE BOARD OF DIRECTORS OF P-COM, INC.

Dated: June 6, 2002

                                  P-COM, INC.

                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------

              As Amended and Restated Effective as of July 17, 2002
           (Assuming Stockholder Approval at the 2002 Annual Meeting)

   I.   PURPOSE OF THE PLAN

        This Employee Stock Purchase Plan is intended to promote the interests of P-COM, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-
deduction based employee stock purchase plan designed to qualify under Section
423 of the Code.

        Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

        All share numbers in this document reflect (i) the 1-for-3 reverse split of the Common Stock effected after the Board's adoption of the Plan but prior to the Effective Time, (ii) the 2-for-1 forward split of the Common Stock effected on October 27, 1995, and (iii) the 1-for-1 dividend of the Common Stock effected on September 25, 1997.

   II.  ADMINISTRATION OF THE PLAN

        The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

   III. STOCK SUBJECT TO PLAN

        A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Three Million Five
Hundred Thousand (3,500,000) shares. Such authorized share reserve is comprised of (i) the Four Hundred Thousand (400,000) shares initially authorized for issuance under the Plan, (ii) an additional increase of Two Hundred Thousand
(200,000) shares of Common Stock authorized for issuance by the Board on
February 1, 1996 and approved by the Corporation's stockholders at the 1996
Annual Meeting, (iii) a further increase of Three Hundred Thousand (300,000)
shares authorized for issuance by the Board in April 1997, and approved by the
Corporation's stockholders at the 1997 Annual Meeting, (iv) a further increase of Two Hundred Fifty Thousand (250,000) shares authorized by the Board on March
11, 1998, and approved by the Corporation's stockholders at the 1998 Annual
Meeting, (v) a further increase of Three Hundred Fifty Thousand (350,000) shares authorized by the Board on April 5, 2001 and approved by the Corporation's stockholders at the 2001 Annual Meeting, and (vi) a further increase of Two
Million (2,000,000) shares authorized by the Board in January 2002, subject to stockholder approval at the 2002 Annual Meeting.

        B. In the event any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per
Participant on any one Semi-Annual Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

                                       1

  IV.   OFFERING PERIODS

        A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

        B. Each offering period shall have a maximum duration of twenty-four
(24) months. The duration of each offering period shall be designated by the
Plan Administrator prior to its start date. The initial offering period commenced at the Effective Time and shall terminate on the last business day in
January 1997. The next offering period shall commence on the first business day in February 1997, and subsequent offering periods shall commence as designated by the Plan Administrator.

   V.   ELIGIBILITY

        A. Each Eligible Employee shall be eligible to participate in the Plan in accordance with the following provisions:

               (i) An individual who is an Eligible Employee on the start date of any offering period shall be eligible to commence participation in that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period on which he/she remains an Eligible Employee.

               (ii) An individual who first becomes an Eligible Employee after the start date of any offering period may enter that offering period on the first Semi-Annual Entry Date on which he/she is an Eligible Employee or on any subsequent Semi-Annual Entry Date within that offering period on which he/she remains an Eligible Employee.

        B. To participate in the Plan for a particular offering period, the
Eligible Employee must complete the enrollment forms prescribed by the Plan
Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before his/her scheduled Entry Date.

  VI.   PAYROLL DEDUCTIONS

        A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Semi-Annual
Period of Participation within the offering period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

               (i) The Participant may, at any time during a Semi-Annual Period of Participation, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan
Administrator. The Participant may not, however, effect more than one (1) such reduction per Semi-Annual Period of Participation.

               (ii) The Participant may, prior to the commencement of any new
Semi-Annual Period of Participation within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the
Plan Administrator. The new rate (which may not exceed the fifteen percent (15%)
maximum) shall become effective as of the first day of the first SemiAnnual
Period of Participation following the filing of such form.

        B. Payroll deductions shall begin on the first pay day following the
Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. The amounts so collected shall be credited

                                       2

to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

     C. Payroll deductions shall automatically cease upon the termination of the
Participant's purchase right in accordance with the provisions of Section VII below.

     D. The Participant's acquisition of Common Stock under the Plan on any
Semi-Annual Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Semi-Annual Purchase Date, whether within the same or a different offering period.

  VII.  PURCHASE RIGHTS

     A. Grant of Purchase Right.   A Participant shall be granted a separate
        ------------------------
purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive semi-annual installments over the remainder of such offering period, upon the terms set forth below. The
Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

     Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own
(within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any
Corporate Affiliate.

     B. Exercise of the Purchase Right. Each purchase right shall be
        -------------------------------
automatically exercised in successive semi-annual installments on each Semi-
Annual Purchase Date in an offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the
Termination of Purchase Right provisions below) on each such date. The purchase shall be effected by applying the Participant's payroll deductions for the Semi-
Annual Period of Participation ending on such Semi-Annual Purchase Date
(together with any carryover deductions from the preceding Semi-Annual Period of
Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Semi-Annual Purchase Date) at the purchase price in effect for the
Participant for that Semi-Annual Purchase Date.

     C. Purchase Price. The purchase price per share at which Common Stock will
        --------------
be purchased on the Participant's behalf on each Semi-Annual Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the
Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Semi-Annual Purchase Date. However, for each
Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market
Value per share of Common Stock on the start date of that offering period.

     D. Number of Purchasable Shares. The number of shares purchasable by a
        ----------------------------
Participant on each Semi-Annual Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the
Participant through payroll deductions during the Semi-Annual Period of
Participation ending with that Semi-Annual Purchase Date  (together with any carryover deductions from the preceding Semi-Annual Period of Participation) by the purchase price in effect for that Semi-Annual Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one
Semi-Annual Purchase Date shall not exceed Four Thousand (4,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

                                       3

    E.   Excess Payroll Deductions.   Any payroll deductions not applied to the
         --------------------------
purchase of shares of Common Stock on any Semi-Annual Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Semi-Annual Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the
Semi-Annual Purchase Date shall be promptly refunded.

    F.   Termination of Purchase Right.  The following provisions shall govern
         ------------------------------
the termination of outstanding purchase rights:

         (i)   A Participant may, at any time prior to the next Semi-Annual
Purchase Date in an offering period, terminate his or her outstanding purchase right under the offering period by filing the appropriate form with the Plan
Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right.
Any payroll deductions collected during the Semi-Annual Period of Participation in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Semi-Annual
Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

         (ii)  The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. To resume  participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the date he or she is first eligible to join the new offering period.

         (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Semi-Annual
Period of Participation in which such cessation of Eligible Employee status occurs shall be immediately refunded.

    G.   Corporate Transaction.   In the event of a Corporate Transaction during
         ----------------------
the offering period, each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of such Corporate
Transaction, by applying the payroll deductions of each Participant for the
Semi-Annual Period of Participation in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate
Transaction.  However, the applicable share limitations per Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

    The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and
Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the
Corporate Transaction.

    H.   Pro-ration of Purchase Rights.   Should the total number of shares of
         ------------------------------
Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

                                       4

    I.  Assignability.  During the Participant's lifetime, the purchase right
        --------------
shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

    J.  Stockholders Rights.  A Participant shall have no stockholder rights
        --------------------
with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

  VIII. ACCRUAL LIMITATIONS

    A.  No Participant shall be entitled to accrue rights to acquire Common
Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (ii)
similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate,
would otherwise permit such Participant to purchase more than Twenty-Five
Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate
Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

    B.  For purposes of applying such accrual limitations, the following provisions shall be in effect:

          (i) The right to acquire Common Stock under each purchase right shall accrue on each Semi-Annual Purchase Date for which the right remains outstanding.

          (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

    C.  If by reason of such accrual limitations, any purchase right of a
Participant does not accrue for a particular Semi-Annual Period of
Participation, then the payroll  deductions which the Participant made during that Semi-Annual Period of Participation with respect to such purchase right shall be promptly refunded.

    D.  In the event there is any conflict between the provisions of this article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this article shall be controlling.

  IX.   EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan was adopted by the Board in January 1995 and approved by the stockholders in February 1995, and the Plan became effective at the Effective
Time. The 200,000-share increase to the share reserve available for issuance under the Plan was authorized by the Board on February 1, 1996 and approved by the Corporation's stockholders at the 1996 Annual Meeting. The 300,000-share increase to the share reserve available for issuance under the Plan was authorized by the Board in April 1997, and approved by the Corporation's stockholders at the 1997 Annual Meeting. The 250,000-share increase to the share reserve available under the plan was authorized by the Board in March 1998 and approved by the Corporation's stockholders at the 1998 Annual Meeting. The
350,000-share increase to the share reserve was authorized by the Board in April
2001 and approved by the Corporation's stockholders at the 2001 Annual Meeting.
The 2,000,000-share increase to the share reserve was authorized by the Board in
January 2002, subject to stockholder approval at the 2002 Annual Meeting.

    B.  Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in January 2005, (ii) the date on which all shares available for issuance under the Plan shall

                                       5

have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate
Transaction.

  X.  AMENDMENT OF THE PLAN

      A.   The Board may alter, amend, suspend or discontinue the Plan following the close of any Semi-Annual Period of Participation.  However, the Board may
not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares issuable under the Plan or the maximum number of shares purchasable per Participant on any one Semi-Annual Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares purchasable under the Plan, or (iii)
materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

      B.  The Corporation shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under the Plan immediately following the close of any Semi-Annual Period of Participation. Should the Corporation elect to exercise such right, then the
Plan shall terminate in its entirety. No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan.

  XI.  GENERAL PROVISIONS

      A.  All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

      B.  Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person)
or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

      C.  The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                       6

                                  SCHEDULE A
                                  ----------

                         Corporations Participating in
                Employee Stock Purchase Plan as of May 31, 2001

                                  P-COM, Inc.

                          P-COM United Kingdom, Inc.

                               P-Com Italia Sp.A

                         P-COM Network Services, Inc.

                                  P-COM GmbH

                                   APPENDIX
                                   --------

    The following definitions shall be in effect under the Plan:

    A.  BASE SALARY shall mean the regular base salary paid to a Participant by
        -----------
one or more Participating Companies during such individual's period of participation in the Plan, plus any pre-tax contributions made by the
Participant to any Code Section 401(k) salary deferral plan or any Code Section
125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall NOT be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than
Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

    B.  BOARD shall mean the Corporation's Board of Directors.
        -----

    C.  CODE shall mean the Internal Revenue Code of 1986, as amended.
        ----

    D.  COMMON STOCK shall mean the Corporation's common stock.
        ------------

    E.  CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of
        -------------------
the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

    F.  CORPORATE TRANSACTION shall mean either of the following stockholder-
        ---------------------
approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or
substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

    G.  CORPORATION shall mean P-COM, Inc., a Delaware corporation, and any
        -----------
corporate successor to all or substantially all of the assets or voting stock of
P-COM, Inc. which shall by appropriate action adopt the Plan.

    H.  EFFECTIVE TIME shall mean the time at which the Underwriting Agreement
        --------------
was executed and finally priced.  Any Corporate Affiliate which becomes a
Participating Corporation after such Effective Time shall designate a subsequent
Effective Time with respect to its employee-Participants.

    I.  ELIGIBLE EMPLOYEE shall mean any person who is engaged, on a regularly-
        -----------------
scheduled basis of more than twenty (20) hours per week for more than five (5)
months per calendar year, in the rendition of personal services to any
Participating Corporation as an employee for earnings considered wages under
Section 3401(a) of the Code.

    J.  ENTRY DATE shall mean the date an Eligible Employee first commences
        ----------
participation  in the offering period in effect under the Plan.  The earliest
Entry Date under the Plan shall be the Effective Time, and subsequent Entry
Dates shall correspond with the Semi-Annual Entry Dates permitted under the
Plan.

    K.  FAIR MARKET VALUE per share of Common Stock on any relevant date shall
        -----------------
be determined in accordance with the following provisions:

                                      A-1

          (i) If the Common Stock is at the time traded on the Nasdaq National
Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the
National Association of Securities Dealers on the Nasdaq National Market or any
successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii)  If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of
Common Stock on the date in question on the Stock Exchange determined by the
Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii)  For purposes of the initial offering period which began at the
Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock was sold in the initial public offering pursuant to the Underwriting Agreement.

    L.  1933 ACT shall mean the Securities Act of 1933, as amended.
        --------

    M.  1934 ACT shall mean the Securities Exchange Act of 1934, as amended.
        --------

    N.  PARTICIPANT shall mean any Eligible Employee of a Participating
        -----------
Corporation who is actively participating in the Plan.

    O.  PARTICIPATING CORPORATION shall mean the Corporation and such Corporate
        -------------------------
Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees.  The Participating
Corporations in the Plan as of the Effective Time are listed in attached
Schedule A.

    P.  PLAN shall mean the Corporation's Employee Stock Purchase Plan, as set
        ----
forth in this document.

    Q.  PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board
        ------------------
members appointed by the Board to administer the Plan.

    R.  SEMI-ANNUAL ENTRY DATE shall mean the first business day of February and
        ----------------------
August each calendar year within an offering period in effect under the Plan.
However, the earliest Semi-Annual Entry Date for the initial offering period under the Plan shall be the Effective Time.

    S.  SEMI-ANNUAL PERIOD OF PARTICIPATION shall mean each semi-annual period
        -----------------------------------
for which the Participant participates in an offering period in effect under the
Plan. There shall be a maximum of four (4) semi-annual periods of participation within each offering period. The first such semi-annual period (which may be less than six (6) months for the initial offering period) extended from the
Effective Time through the last business day in July 1995. Subsequent semi-
annual periods shall be measured from the first business day of August in each calendar year to the last business day of January in the succeeding calendar year and from the first business day of February in each calendar year to the last business day of July in that calendar year.

    T.  SEMI-ANNUAL PURCHASE DATE shall mean the last business day of each Semi-
        -------------------------
Annual Period of Participation.  The initial Semi-Annual Purchase Date was July
31, 1995.

    U.  STOCK EXCHANGE shall mean either the American Stock Exchange or the New
        --------------
York Stock Exchange.

    V.  UNDERWRITING AGREEMENT shall mean the agreement between the Corporation
        ----------------------
and the underwriter or underwriters managing the initial public offering of the
Common Stock.

                                      A-2

                                  P-COM, INC.
                     1995 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------

                  As Amended and Restated Through July 17, 2002
           (Assuming Stockholder Approval at the 2002 Annual Meeting)

                                  ARTICLE ONE

                               GENERAL PROVISIONS

      I.  PURPOSE OF THE PLAN

          This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of P-COM, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.  STRUCTURE OF THE PLAN

          A.  The Plan shall be divided into three separate equity programs:

                    (i)  the Discretionary Option Grant Program under which
eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                    (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common
Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                    (iii)  the Automatic Option Grant Program under which
Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

          B.  The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A.  The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.  Except to the extent the Primary Committee is granted sole and exclusive authority under one or more specific provisions of the Plan, administration of the Discretionary Option Grant and Stock Issuance
Programs with respect to all other persons eligible to participate in these programs may, at the Board's discretion, be vested in the Primary Committee or a
Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.  The members of the Secondary
Committee may be individuals who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any
Parent or Subsidiary).

          B.  Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.  The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          C.  Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and
Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the
Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

          D.  Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the
Plan.

          E.  Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan
Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

                                       2

     IV.  ELIGIBILITY

          A.  The persons eligible to participate in the Discretionary Option
Grant and Stock Issuance Programs are as follows:

                    (i)   Employees,

                    (ii)  non-employee members of the Board or of the board of directors of any Parent or Subsidiary, and

                    (iii)  consultants or other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B.  Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant
Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

          C.  The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

          D.  The individuals eligible to receive option grants under the
Automatic Option Grant Program shall be limited to (i) those individuals who were serving as non-employee Board members on February 1, 1996, (ii) those individuals who first become non-employee Board members after February 1, 1996, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee
Board members at one or more Annual Stockholders Meetings held after February 1,
1996. A non-employee Board member who has previously been in the employ of the
Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial 40,000-share option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the
Automatic Option Grant Program upon his or her continued service as a non-
employee Board member.

                                       3

     V.   STOCK SUBJECT TO THE PLAN

          A.  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the
Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 28,934,459 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the
Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, (ii) an additional increase of 640,000 shares of Common Stock previously authorized by the Board and approved by the
Corporation's stockholders prior to the Plan Effective Date, (iii) an additional increase of 1,600,000 shares of Common Stock authorized by the Board on February
1, 1996 and approved by the Corporation's stockholders at the 1996 Annual
Meeting, (iv) a further increase of 3,000,000 shares of Common Stock authorized by the Board in April 1997 and approved by the stockholders at the 1997 Annual
Meeting, (v) the 683,737 shares of Common Stock added to the share reserve on
January 2, 1998 by reason of the automatic share increase provisions of Section
V.B of this Article One, (vi) a further increase of 3,500,000 shares of Common
Stock authorized by the Board on March 11, 1998 and approved by the
Corporation's stockholders at the 1998 Annual Meeting, (vii) the 714,834 shares of Common Stock added to the share reserve on January 4, 1999 by reason of the automatic share increase provisions of Section V.B of this Article One, (viii) a further increase of 1,500,000 shares of Common Stock authorized by the Board in
October 2000 and approved by the stockholders at the 2000 Annual Meeting, plus
(ix) an additional increase of 14,000,000 shares authorized by the Board in
January 2002, subject to stockholder approval at the 2002 Annual Meeting.

          B.  The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each of the
1998 and 1999 calendar years by an amount equal to one and six-tenths percent
(1.6%) of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year.  No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.  The automatic share increases previously approved by the stockholders for calendar years 2000 and 2001 shall not be implemented.

          C.  No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 12,000,000 shares of Common Stock in the aggregate over the term of the Plan. The increase to this limitation from 1,600,000 shares to 2,400,000 shares was authorized by the Board in October 2000 and approved by the
Stockholders at the 2000 Annual Meeting. The increase to this limitation from
2,400,000 to 12,000,000 shares was authorized by the Board in May 2002, subject to stockholder approval at the 2002 Annual Meeting.

          D.  Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options
(including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regnant provisions of

                                       4

Article Two.  Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.  However, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

          E.  Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the
Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments deter-mined by the Plan Administrator shall be final, binding and conclusive.

                                       5

                                  ARTICLE TWO

                      DISCRETIONARY OPTION GRANT PROGRAM
                      ----------------------------------

  I.  OPTION TERMS

      Each granted option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.  Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

      A.   Exercise Price.
           --------------

           1.  The exercise price per share shall be fixed by the Plan
  Administrator but shall not be less than one hundred percent (100%) of the
  Fair Market Value per share of Common Stock on the option grant date.

           2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option grant, be payable in one or more of the forms specified below :

              (i)    cash or check made payable to the Corporation,

              (ii)   shares of Common Stock held for the requisite period
  necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

              (iii)  to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (A) a
  Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the
  Corporation by reason of such exercise and (B) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

      Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the
Exercise Date.

      B.  Exercise and Term of Options. Each option shall be exercisable at such
          ----------------------------
times or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the document evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                                       6

      C.  Effect of Termination of Service.
        --------------------------------

          1.  The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

              (i)    Any option outstanding at the time of the Optionee's
cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

              (ii)   Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

              (iii)  During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or
(if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

              (iv)   Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

          2.  The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

              (i)    extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan
Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

              (ii)   permit the option to be exercised, during the applicable
post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the
Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued
in Service.

                                       7

    D.  Stockholder Rights.  The holder of an option shall have no stockholder
        ------------------
rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

    E.  Repurchase Rights.  The Plan Administrator shall have the discretion
        -----------------
to grant options which are exercisable for unvested shares of Common Stock.
Should the Optionee cease Service while holding such unvested shares, the
Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

    F.  Limited Transferability of Options.  During the lifetime of the
        ----------------------------------
Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

  II. INCENTIVE OPTIONS

      The terms specified below shall be applicable to all Incentive Options.
Except as modified by the provisions of this Section II, all the provisions of
Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the
Plan shall not be subject to the terms of this Section II.

    A.   Eligibility.  Incentive Options may only be granted to Employees.
         -----------

    B.   Dollar Limitation.  The aggregate Fair Market Value (determined as
         -----------------
of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).  To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                       8

      C.   10% Stockholder.  If any Employee to whom an Incentive Option is
           ---------------
granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of
Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

  III.  CORPORATE TRANSACTION/CHANGE IN CONTROL

      A.    In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.
However, an outstanding option shall not so accelerate if and to the extent: (i)
such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

      B.    All outstanding repurchase rights shall also terminate
automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate
Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

      C.    The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction.

      D.    Immediately following the consummation of the Corporate
Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

      E.    Each option which is assumed in connection with a Corporate
Transaction shall be appropriately adjusted, immediately after such Corporate
Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction.
Appropriate adjustments shall also be made to the exercise price payable

                                       9

per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.  In addition, appropriate adjustments to reflect the Corporate Transaction shall be made to (i) the class and number of securities available for issuance over the remaining term of the
Plan and (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate over the remaining term of the Plan.

        F.    Any options which are assumed or replaced in the Corporate
Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's
Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate
Transaction. Any options so accelerated shall remain exercisable for fully-
vested shares until the earlier of (i) the expiration of the option term or (ii)
the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

        G.    The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii)
condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's
Service within a specified period following the effective date of such Change in
Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration of the option term.

        H.    The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an
Incentive Option only to the extent the applicable One Hundred Thousand Dollar
($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-
Statutory Option under the Federal tax laws.

        I.    The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

  IV.   CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall not (a) cancel any outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and grant in substitution new options covering the same or different number of shares of common Stock but with an exercise price per share based on the Fair Market Value per share of Common
Stock on the new options grant date, or (b) except as provided in Article One,
Section V(E), reduce the exercise price of any outstanding options.
                                       10

  V.    STOCK APPRECIATION RIGHTS

        A.    The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

        B.    The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                     (i)    One or more Optionees may be granted the right,
  exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the
  Corporation in an amount equal to the excess of (A) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof)
  over (B) the aggregate exercise price payable for such shares.

                     (ii)   No such option surrender shall be effective unless
  it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan
  Administrator shall in its sole discretion deem appropriate.

                     (iii)  If the surrender of an option is rejected by the
  Plan Administrator, then the Optionee shall retain whatever rights the
  Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

        C.    The following terms shall govern the grant and exercise of limited stock appreciation rights:

                                       11

                     (i)    One or more Section 16 Insiders may be granted
   limited stock appreciation rights with respect to their outstanding options.

                     (ii)   Upon the occurrence of a Hostile Take-Over, each
  such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of
  Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                     (iii)  The Plan Administrator shall pre-approve, at the
  time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.
  No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                     (iv)   The balance of the option (if any) shall continue in
  full force and effect in accordance with the documents evidencing such option.

                                       12

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM
                             ----------------------

     I.  STOCK ISSUANCE TERMS

         Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants.
Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

         A.  Purchase Price.
             --------------

             1.  The purchase price per share shall be fixed by the Plan
Administrator, but shall not be less than one hundred percent (100%) of the Fair
Market Value per share of Common Stock on the stock issuance date.

             2.  Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                 (i)  cash or check made payable to the Corporation, or

                 (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

         B.  Vesting Provisions.
             ------------------

             1.  Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the
Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                 (i)  the Service period to be completed by the Participant or the performance objectives to be attained,

                 (ii)  the number of installments in which the shares are to vest,

                 (iii)  the interval or intervals (if any) which are to lapse between installments, and

                                       13

                 (iv)  the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock
Issuance Agreement.

             2.  Any new, substituted or additional securities or other property
(including money paid other than as a regular cash dividend) which the
Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

             3.  The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Stock Issuance
Program, whether or not his or her interest in those shares is vested.
Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

             4.  Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance
Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

             5.  The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-
completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of
Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                                       14

     II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

          A.  All of the Corporation's outstanding repurchase rights under the
Stock Issuance Program shall terminate automatically, and all the shares of
Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof)
in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

          B.  The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the
Corporation's repurchase right remains outstanding, to provide for the automatic termination of one or more of those outstanding rights and the immediate vesting of the shares of Common Stock subject to such rights upon the occurrence of a
Corporate Transaction.

          C.  Any repurchase rights that are assigned in the Corporate
Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Optionee's Service should subsequently terminate by reason of an Involuntary
Termination within eighteen (18) months following the effective date of such
Corporate Transaction.

          D.  The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the
Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more of those outstanding rights and the immediate vesting of the shares subject to such rights upon the occurrence of a
Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

     III.  SHARE ESCROW/LEGENDS

           Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                       15

                                  ARTICLE FOUR
                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

     I.  OPTION TERMS

         A.  Grant Dates.  Pursuant to the provisions of the February 1, 1996
             -----------
restatement of this Article Four, option grants shall be made to Eligible
Directors in accordance with the grant date provisions specified below:

         1.  Each individual serving as an Eligible Director on February 1, 1996 was automatically granted on such date a Non-Statutory Option to purchase 40,000 shares of Common Stock.

         2.  Each individual who first becomes an Eligible Director after
February 1, 1996 shall automatically be granted, on the date such individual is first elected or appointed as a non-employee Board member, a Non-Statutory
Option to purchase 40,000 shares of Common Stock.

         3.  On the date of each Annual Stockholders Meeting, beginning with the
1997 Annual Meeting, each individual who is to continue as an Eligible Director shall automatically be granted, whether or not he or she is standing for re-
election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 4,000 shares of Common Stock, provided such individual has not received an option grant pursuant to this Automatic Option Grant Program within six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 4,000-share option grants any one Eligible
Director may receive over his or her period of Board service. The number of shares for which the automatic option grants are to be made to each newly-
elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.D. of Article One.

             Stockholder approval of this 2000 Restatement at the 2000 Annual
Stockholders Meeting will constitute pre-approval of each option subsequently granted on or after the date of such Annual Meeting pursuant to the express terms of this Automatic Option Grant Program and the subsequent exercise of that option in accordance with its terms.

         B.  Exercise Price.
             --------------
         1.  The exercise price per share shall be equal to one hundred percent
(100%) of the Fair Market Value per share of Common Stock on the option grant date.

         2.  The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program.
Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                                       16

         C.  Option Term.  Each option shall have a term of ten (10) years
             -----------
measured from the option grant date.

         D.  Exercise and Vesting of Options.  Each option shall be immediately
             -------------------------------
exercisable for any or all of the option shares. However, any shares purchased under the 40,000-share initial option grant made to each newly elected or appointed non-employee Board member shall be subject to repurchase by the
Corporation, at the exercise price paid per share, upon such individual's cessation of Board service prior to vesting in those shares. The shares subject to each such initial option grant shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, in a series of eight (8)
successive equal quarterly installments upon the Optionee's completion of each three (3) months of continued service as a Board member over the twenty-four
(24)-month period measured from the option grant date. The shares subject to each 4,000-share annual option grant made to each continuing non-employee Board member at the 1999 Annual Stockholders Meeting or at any subsequent Annual
Stockholders Meeting shall be fully-vested as of the grant date.

         E.  Effect of Termination of Board Service.  The following provisions
             --------------------------------------
shall govern the exercise of any options held by the Optionee at the time the
Optionee ceases to serve as a Board member:

             (i)  The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

             (ii)  During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of
Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

             (iii)  Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve
(12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common
Stock.

             (iv)  In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares at that time.

                                       17

     II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A.  In the event of any Corporate Transaction, any shares of Common
Stock at the time subject to an outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of those option shares as fully-vested shares of Common
Stock and may be exercised for all or any portion of those vested shares.
Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          B.  In connection with any Change in Control, any shares of Common
Stock at the time subject to an outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the option shares as fully-vested shares of Common Stock and may be exercised for all or any portion of those vested shares. Each such option shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

          C.  Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i)
the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares.
Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No additional approval or consent of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

          D.  The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III. REMAINING TERMS

          The remaining terms of each option granted under the Automatic Option
Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                       18

                                 ARTICLE FIVE

                                 MISCELLANEOUS
                                 -------------

     I.   FINANCING

          A.  The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or
Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the
Participant in connection with the option exercise or share purchase.

          B.  The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

     II.  TAX WITHHOLDING

          A.  The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

          B.  The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the
Plan (other than the options granted or the shares issued under the Automatic
Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares.
Such right may be provided to any such holder in either or both of the following formats:

                   (i)  Stock Withholding:  The election to have the
                        -----------------
     Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                    (ii) Stock Delivery:  The election to deliver to the
                         --------------
     Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                                       19

     III. EFFECTIVE DATE AND TERM OF THE PLAN

          A.  The Plan became effective on the date on which the Underwriting
Agreement was executed and the initial public offering price of the Common Stock was established.  The Plan serves as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan
Effective Date.  All options outstanding under the Predecessor Plan on the Plan
Effective Date have been incorporated into the Plan and treated as outstanding options under the Plan.  However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

          B.  The Plan was amended and restated by the Board, effective February
1, 1996 (the "February 1996 Restatement") to effect the following revisions: (i)
increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,600,000 shares to 5,535,888 shares and (ii) enhance the benefit and eligibility provisions of the Automatic Option
Grant Program in order to (A) effect an automatic option grant for 40,000 shares of Common Stock on February 1, 1996 to each individual serving as a non-employee
Board member at that time, (B) increase the number of shares for which an initial option grant is to be made under the Automatic Option Grant Program to each newly-elected non-employee Board member to 40,000 shares, (C) authorize a series of automatic option grants to be made annually to each non-employee Board member, in the amount of 4,000 shares per annual grant, over that individual's period of continued service as a Board member and (D) allow non-employee Board members who joined the Board prior to the implementation of the Plan to qualify for such annual option grants.  The February 1996 Restatement became effective immediately upon adoption by the Board and was approved by the Corporation's stockholders at the 1996 Annual Meeting.  All option grants made under the Plan prior to the February 1996 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the February 1996 Restatement shall be deemed to modify or in any way affect those outstanding options.

          C.  In April 1997, the Board further amended and restated the Plan
(the "April 1997 Restatement") to effect the following revisions: (i) increase the number of shares of Common Stock reserved for issuance over the term of the
Plan by an additional 3,000,000 shares to 8,535,888 shares, (ii) implement an automatic share increase feature pursuant to which the number of shares available for issuance under the 1995 Plan shall automatically increase on the first trading day of each calendar year, beginning with the 1998 calendar year and continuing through calendar year 2001, by an amount equal to one and six tenths percent (1.6%) of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, (iii) render the non-employee Board members eligible to receive option grants under the
Discretionary Option Grant and Stock Issuance Programs, (iv) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise or direct issue price paid per share to be reissued under the Plan, (v) remove certain

                                       20

restrictions on the eligibility of non-employee Board members to serve as Plan
Administrator and (vi) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange
Commission which exempts certain officer and director transactions under the
Plan from the short-swing liability provisions of the federal securities laws.
The stockholders approved the April 1997 Restatement at the 1997 Annual Meeting.
All option grants made under the Plan prior to the April 1997 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the April 1997 Restatement shall be deemed to modify or in any way affect those outstanding options.

          D.  On March 11, 1998 the Board further amended and restated the Plan
(the "1998 Restatement") to increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 3,500,000 shares.  The stockholders approved the 1998 Restatement at the 1998 Annual
Meeting.  All option grants made under the Plan prior to the 1998 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the 1998
Restatement shall be deemed to modify or in any way affect those outstanding options.

          E.  In both August and October of 2000 the Board further amended and restated the Plan (the "2000 Restatement") to (i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional
1,500,000 shares, (ii) increase the limit on the maximum number of shares for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances over the term of the Plan
from 1,600,000 shares to 2,400,000 shares, (iii)   eliminate the automatic share
increase provisions of the Plan pursuant to which the number of shares available for issuance under the Plan would automatically increase on the first trading day in January in each of calendar years 2000 and 2001 by an amount equal to
1.6% of the total number of shares of Common Stock outstanding on the last trading day in the immediately preceding calendar year,  (iv) eliminate the provisions of the Plan  which would otherwise allow option grants to be made with exercise prices below the Fair Market Value of the option shares on the grant date,  (v) modify the option cancellation/regrant provisions of the Plan to require stockholder approval of any further repricing of outstanding options and to subject any subsequent changes to that requirement to further stockholder approval and  (vi) revise the provisions of the Automatic Option Grant Program in effect under Article Four so that the annual 4,000-share option grant made to each continuing non-employee Board member would be fully vested upon grant rather than vesting in quarterly installments over the two-year period measured from the grant date.

                                       21

All option grants and stock issuances made prior to the 2000 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 2000
Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

          F.  The option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan
Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise provide for such acceleration.

          G.  The Plan shall terminate upon the earliest of (i) January 10,
2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such
Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     IV.  AMENDMENT OF THE PLAN

          A.  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects.  However, (i) no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification, and (ii) any amendment made to the Automatic
Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitations of that program.  In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations. Also, after August 30, 2000, Article Two, Section I(A)(1) and
Article Two, Section IV (and, to the extent those sections are incorporated,
Article Four, Section III) cannot be amended except with the consent of the holders of a majority of the shares present and entitled to vote at a duly convened meeting of the stockholders.

          B.  Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall

                                       22

promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     V.   USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VI.  REGULATORY APPROVALS

          A.  The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common
Stock (i) upon the exercise of any option or stock appreciation right or (ii)
under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

          B.  No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which
Common Stock is then listed for trading.

     VII. NO EMPLOYMENT/SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation
(or any Parent or Subsidiary employing or retaining such person) or of the
Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                       23

                                   APPENDIX
                                   --------
          The following definitions shall be in effect under the Plan:

          A.  Automatic Option Grant Program shall mean the automatic option
              ------------------------------
grant program in effect under Article Four of the Plan.

          B.   Board shall mean the Corporation's Board of Directors.
               -----

          C.   Change in Control shall mean a change in ownership or control of
               -----------------
the Corporation effected through either of the following transactions:

                 (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                 (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the
     Board members ceases, by reason of one or more contested elections for
     Board membership, to be comprised of individuals who either (A) have been
     Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          D.   Code shall mean the Internal Revenue Code of 1986, as amended.
               ----

          E.   Common Stock shall mean the Corporation's common stock.
               ------------

          F.   Corporate Transaction shall mean either of the following
               ---------------------
stockholder-approved transactions to which the Corporation is a party:

                 (i)   a merger or consolidation in which securities possessing
     more than fifty percent (50%) of the total combined voting power of the
     Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                 (ii)  the sale, transfer or other disposition of all or
     substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          G.   Corporation shall mean P-COM, Inc., a Delaware corporation.
               -----------

                                      A-1

          H.   Discretionary Option Grant Program shall mean the discretionary
               ----------------------------------
option grant program in effect under Article Two of the Plan.

          I.   Eligible Director shall mean a non-employee Board member eligible
               -----------------
to participate in the Automatic Option Grant Program in accordance with the provisions of Section IV.E of Article One.

          J.    Employee shall mean an individual who is in the employ of the
                --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          K.   Exercise Date shall mean the date on which the Corporation shall
               -------------
have received written notice of the option exercise.

          L.   Fair Market Value per share of Common Stock on any relevant date
               -----------------
shall be determined in accordance with the following provisions:

                 (i)   If the Common Stock is at the time traded on the Nasdaq
     National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq
     National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                 (ii)  If the Common Stock is at the time listed on any Stock
     Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the
     Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the
     Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          M.   Hostile Take-Over shall mean the acquisition, directly or
               -----------------
indirectly, by any person or related group of persons (other than the
Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership
(within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

          N.   Incentive Option shall mean an option which satisfies the
               ----------------
requirements of Code Section 422.

                                      A-2

          O.   Involuntary Termination shall mean the termination of the Service
               -----------------------
of any individual which occurs by reason of:

                 (i)  such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                 (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-
     discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

          P. Misconduct shall mean the commission of any act of fraud,
             ----------
embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the
Corporation (or any Parent or Subsidiary) or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation
(or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the
Corporation (or any Parent or Subsidiary).

          Q.   1934 Act shall mean the Securities Exchange Act of 1934, as
               --------
amended.

          R.   Non-Statutory Option shall mean an option not intended to satisfy
               --------------------
the requirements of Code Section 422.

          S.   Optionee shall mean any person to whom an option is granted under
               --------
the Discretionary Option Grant or Automatic Option Grant Program.

          T.   Parent shall mean any corporation (other than the Corporation) in
               ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          U.   Participant shall mean any person who is issued shares of Common
               -----------
Stock under the Stock Issuance Program.

          V.   Permanent Disability or Permanently Disabled shall mean the
               --------------------------------------------
inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

                                      A-3

          W.   Plan shall mean the Corporation's 1995 Stock Option/Stock
               ----
Issuance Plan, as set forth in this document and as amended from time to time.

          X.   Plan Administrator shall mean the particular entity, whether the
               ------------------
Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          Y.   Plan Effective Date shall mean the date on which the Underwriting
               -------------------
Agreement was executed and the initial public offering price was established.

          Z.   Predecessor Plan shall mean the Corporation's 1992 Stock Option
               ----------------
Plan.

          AA.  Primary Committee shall mean the committee of two (2) or more
               -----------------
non-employee Board members appointed by the Board to administer the
Discretionary Option Grant and Stock Issuance Programs with respect to Section
16 Insiders.

          BB.  Secondary Committee shall mean a committee of two (2) or more
               -------------------
Board members appointed by the Board to administer the Discretionary Option
Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

          CC.  Section 16 Insider shall mean an officer or director of the
               ------------------
Corporation subject to the short-swing profit liabilities of Section 16 of the
1934 Act.

          DD.  Section 12(g) Registration Date shall mean the first date on
               -------------------------------
which the Common Stock was registered under Section 12(g) of the 1934 Act.

          EE.  Service shall mean the provision of services to the Corporation
               -------
(or any Parent or Subsidiary) by a person in the capacity of an Employee, a non--employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

          FF.  Stock Exchange shall mean either the American Stock Exchange or
               --------------
the New York Stock Exchange.

          GG.  Stock Issuance Agreement shall mean the agreement entered into by
               ------------------------
the Corporation and the Participant at the time of issuance of shares of Common
Stock under the Stock Issuance Program.

          HH.  Stock Issuance Program shall mean the stock issuance program in
               ----------------------
effect under Article Three of the Plan.

                                      A-4

          II.  Subsidiary shall mean any corporation (other than the
               ----------
Corporation) in an unbroken chain of corporations beginning with the
Corporation, provided each corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          JJ.  Take-Over Price shall mean the greater of (i) the Fair Market
               ---------------
Value per share of Common Stock on the date the option is surrendered to the
Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such
Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

          KK.  10% Stockholder shall mean the owner of stock (as determined
               ---------------
under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

          LL.  Underwriting Agreement shall mean the agreement executed between
               ----------------------
the Corporation and the underwriter or underwriters who managed the initial public offering of the Common Stock.

          MM.  Withholding Taxes shall mean the Federal, state and local income
               -----------------
and employment withholding taxes to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of such holder's options or the vesting of his or her shares.

                                      A-5

                                   P-COM, INC.
          WRITTEN CONSENT SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Please return the consent form promptly to the Company c/o Equiserve, P.O.
Box 43068, Providence, RI 02940. This consent form must be received by Equiserve by no later than the Annual Meeting in order for your vote to count.

The Board of Directors recommends a vote FOR Proposal Nos. 1, 2, 3 and 4. This
Proxy, if properly executed, will be voted as specified below and on the reverse side. This Proxy will be voted FOR Proposal Nos. 1, 2, 3 and 4 if it is properly signed, but if no specification is made.

1.   To elect three directors to serve for "three-year" terms ending upon the
     2005 annual meeting of stockholders or until their successors are duly elected.

     FOR all nominees            WITHHOLD AUTHORITY          EXCEPTIONS
     listed below  [_]                  [_]                     [_]

     INSTRUCTION: To withhold authority to vote for any individual nominee mark the "EXCEPTIONS" box, and strike a line through the nominee's name in the list below:

     George P. Roberts   Brian T. Josling    Brig. Gen. Harold R. Johnson (Ret.)

2.   Proposal to amend the Company's Employee Stock Purchase Plan (the "Purchase
     Plan") to increase the number of shares of the Company's Common Stock authorized for issuance over the term of the Purchase Plan by an additional
     2,000,000 shares.

          FOR                       AGAINST                  ABSTAIN
          [_]                         [_]                      [_]

3.   Proposal to amend to the Company's 1995 Stock Option/Stock Issuance Plan
     (the "1995 Plan") to: (i) increase the number of shares of the Company's
     Common Stock authorized for issuance over the term of the 1995 Plan by an additional 14,000,000 shares and (ii) increase the shares per-participant limit under the 1995 Plan to 12,000,000 shares.

          FOR                       AGAINST                  ABSTAIN
          [_]                         [_]                      [_]

4.   To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

          FOR                       AGAINST                  ABSTAIN
          [_]                         [_]                      [_]

     In their discretion, the Proxyholders are authorized to vote upon such other matters as may properly come before the meeting, including the election of any director if any of the above nominees is unable to serve or for good cause will not serve.

     Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Dated:                             , 2002
                                              ----------------------------

                                       -----------------------------------------
                                                        Signature of Stockholder

                                       -----------------------------------------
                                                        Signature of Stockholder

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.